As filed with the Securities and Exchange Commission on February 3, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22072

The Cushing MLP Total Return Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2011

Item 1. Reports to Stockholders.

THE CUSHING® MLP TOTAL RETURN FUND

Annual Report

November 30, 2011

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 www.srvfund.com www.swankcapital.com

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The Cushing® MLP Total Return Fund

Shareholder Letter

Dear Fellow Shareholder,

The world financial markets have continued to show higher than normal levels of volatility over the last six months. Investors have therefore been especially cautious as events unfold in Europe. There is tremendous lack of confidence in the stock markets and in the global economy. The uncertainty over the EU has also had a tremendously negative impact on the sovereign bond and credit markets. That being said, the business fundamentals for the energy infrastructure sector remain extremely robust.

The yield alternatives for individual investors remain limited. Short term T-bills (six months) yield less than five basis points, and the 10-year Treasury note is yielding less than 2%. In addition, the Federal Reserve has been very clear that it is committed to keeping rates low for the next couple of years. The Fed is also continuing to implement “Operation Twist” to drive down long-term rates. The current spread of the Cushing® 30 MLP Index to the 10-year Treasury is approximately 470 basis points, which is over 100 basis points above the 5-year average. In the past, when the spread to U.S. Treasuries has been this high, the next twelve months’ performance of MLPs has been positive. While past performance is no guarantee of future results, we continue to believe that in the current low interest rate environment, MLPs can provide an exceptionally attractive yield to investors seeking income.

2011 MLP Market Review

The MLP sector delivered another positive year in a very ugly environment for most equity investments. The continued demand to increase the domestic production of crude oil, natural gas liquids and natural gas from existing and new basins has dramatically increased the need for new energy infrastructure projects. Merger and acquisition (M&A) activity also dramatically increased this year as more companies realized the true value of “steel-in-the-ground” or existing pipeline networks. M&A activity in the MLP sector through mid-December totaled approximately $75 billion, including the transformational transaction of Kinder Morgan’s purchase of El Paso Corporation for $38 billion. Organic growth opportunities continued at a torrid pace as existing MLPs raised an additional $43 billion in equity and debt financings. More important, fourteen MLPs completed initial public offerings (IPOs), raising a collective amount of over $5.3 billion. The sub-

sectors in the MLP space continue to expand, as two of the IPOs were companies focused on the fertilizer business. The top performing MLP subsectors for 2011 were general partnerships, larger capitalized MLPs, gatherers and processors and those MLPs focused in the natural gas liquids and crude oil segments.

Fund Performance

The Cushing® MLP Total Return Fund ended the year with positive performance for the one year fiscal period ended November 30, 2011. For the period, the Fund delivered a 7.48% total return, versus total returns of 7.83% and 7.87% for the S&P 500 Index (Total Return) and Cushing® 30 MLP Index (Total Return), respectively. The largest individual contributors to the Fund’s performance for 2011 were EV Energy Partners and Markwest Energy Partners. The largest detractors from the Fund’s performance were Navios Maritime Partners, LP and Inergy, L.P.

2012 Outlook

Our themes for 2012 remain consistent with those from the past year. We believe that the subsectors that should have the best performance are those that are focused in the following areas:

•	Larger capitalized MLPs that have significant organic growth opportunities

•	MLPs that are focused on the crude oil and natural gas liquids sub sectors

•	MLPs that have strong general partners with multiple potential asset divesture opportunities

Given the current low interest rate environment, we believe that MLPs remain well positioned for continued positive performance. Further supporting our optimism is our observations that lead us to conclude that the broader investment community is beginning to understand the real benefits of investing in MLPs can have. The attractive current income coupled with the potential for distribution growth makes this an “income and growth” story that people can believe in. We believe that 2012 distribution growth should be driven primarily from organic growth projects and to a lesser extent acquisitions. The continued development of unconventional reserves and the application of new technologies to existing basins requires substantial new infrastructure, and therefore, should continue to provide growth opportunities for MLPs.

In closing, we at Swank Capital, LLC and Cushing® MLP Asset Management truly appreciate your support and we look forward to helping you achieve your investment goals in the coming year.

Sincerely,

Jerry V. Swank

Chief Executive Officer

The Cushing® 30 MLP Index (“Cushing 30”) tracks the performance of 30 publicly traded MLP securities that hold midstream energy infrastructure assets in North America, chosen according to a proprietary fundamental scoring model developed by Cushing® MLP Asset Management, LP to rank potential MLPs for inclusion in the Cushing 30. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Neither of these indices includes fees or expenses. The Lipper Equity Income Funds Index is comprised of funds that invest at least 65% of their portfolio in dividend paying equity securities. It is not possible to invest directly in an index.

The Cushing® MLP Total Return Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures are not, and should not be construed as, a substitute for amounts computed in accordance with GAAP and should be read in conjunction with our full financial statements, including the notes thereto.

	Fiscal Year Ended 11/30/11	Fiscal Year Ended 11/30/10	Fiscal Year Ended 11/30/09	Fiscal Year Ended 11/30/08
FINANCIAL DATA
Total income from investments
Distributions received from MLPs	$26,479,761	$16,566,758	$8,889,886	$12,277,393
Dividends from common stock	5,976,120	4,483,307	1,779,867	178,095
Interest income & other	1,146,511	1,320,531	518,446	316,870

Total income from investments	$33,602,392	$22,370,596	$11,188,199	$12,772,358
Advisory fee and operating expenses
Advisory fees, less reimbursement by Adviser	$4,822,578	$2,467,110	$557,839	$1,615,353
Operating expenses(a)	2,671,727	948,767	1,072,460	750,292
Leverage costs	677,213	465,469	176,619	924,418
Other	574,220	257,274	100,347	108,279

Total advisory fees and operating expenses	$8,745,738	$4,138,620	$1,907,265	$3,398,342
Distributable Cash Flow (DCF)(b)	$24,856,654	$18,231,976	$9,280,934	$9,374,016
Distributions paid on common stock	$20,674,008	$18,332,242	$9,505,720	$9,505,720
Distributions paid on common stock per share	$0.68	$0.90	$1.01	$1.26
Distribution Coverage Ratio
Before advisory fee and operating expenses	1.6 x	1.2 x	1.2 x	1.3 x
After advisory fee and operating expenses	1.2 x	1.0 x	1.0 x	1.0 x
OTHER FUND DATA (end of period)
Total Assets, end of period	370,416,553	293,125,989	98,339,592	61,974,946
Unrealized appreciation (depreciation), net of income taxes	9,253,059	67,183,214	20,880,742	(58,032,746)
Short-term borrowings	72,800,000	69,800,000	29,900,000	14,500,000
Short-term borrowings as a percent of total assets	20%	24%	30%	23%
Net Assets, end of period	255,747,023	208,002,375	64,511,402	37,779,243
Net Asset Value per common share	$7.74	$8.03	$5.74	$3.98
Market Value per share	$9.43	$9.42	$7.37	$10.36
Market Capitalization	$311,708,103	$244,113,742	$82,894,797	$98,247,516
Shares Outstanding	33,054,942	25,914,410	11,247,598	9,483,351

(a)	Excludes expenses related to capital raising.

(b)	“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions and offering expenses.

The Cushing® MLP Total Return Fund

Allocation of Portfolio Assets (Unaudited)

November 30, 2011

(Expressed as a Percentage of Total Investments)

(1)	Master Limited Partnerships and Related Companies
(2)	Senior Notes
(3)	Common Stock
(4)	Preferred Stock

The Cushing® MLP Total Return Fund

Schedule of Investments	November 30, 2011

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 105.3%(1)	Shares	Fair Value
Coal — 7.2%(1)
United States — 7.2% (1)
Oxford Resource Partners, L.P.(4)	400,000	$7,052,000
Penn Virginia Resources Partners, L.P.(4)	465,000	11,318,100

		18,370,100

Crude Oil/Natural Gas Production — 25.6%(1)
United States — 25.6%(1)
Breitburn Energy Partners, L.P.(4)	437,000	8,084,500
Enduro Royalty Trust(5)	55,000	1,027,950
EV Energy Partners, L.P.(4)	206,000	14,059,500
Linn Energy, LLC(4)	454,000	16,530,140
LRR Energy, L.P.(5)	500,000	9,450,000
Sandridge Mississippian Trust	280,000	7,562,800
Sandridge Permian Trust	459,000	8,771,490

		65,486,380

Crude Oil/Refined Products Pipelines and Storage — 16.9%(1)
United States — 16.9%(1)
Blueknight Energy Partners, L.P.(5)	68,780	431,251
Buckeye Partners, L.P.(4)	172,000	10,973,600
Enbridge Energy Partners, L.P.(4)	350,000	10,839,500
Genesis Energy, L.P.(4)	425,000	11,088,250
Plains All American Pipeline, L.P.(4)	150,000	9,729,000

		43,061,601

Fertilizers — 5.1%(1)
United States — 5.1%(1)
CVR Partners, L.P.(4)	250,000	5,725,000
Rentech Nitrogen Partners, L.P.(5).	390,000	7,410,000

		13,135,000

Natural Gas/Natural Gas Liquid Pipelines and Storage — 20.6%(1)
United States — 20.6%(1)
Boardwalk Pipeline Partners, L.P.(4)	644,000	16,718,240
Energy Transfer Equity, L.P.(4)	200,000	7,058,000
Energy Transfer Partners, L.P.(4)	344,000	15,053,440
Enterprise Products Partners, L.P.(4)	175,000	7,960,750
Williams Partners, L.P.	100,000	5,806,000

		52,596,430

Natural Gas Gathering/Processing — 28.4%(1)
United States — 28.4%(1)
Atlas Pipeline Partners, L.P.	140,000	4,872,000
Crosstex Energy, L.P.(4)	870,000	13,511,100
DCP Midstream Partners, L.P.(4)	189,000	8,109,990
MarkWest Energy Partners, L.P.(4)	302,000	16,199,280
Regency Energy Partners, L.P.(4)	816,000	18,776,160
Targa Resources Partners, L.P.(4)	300,000	11,259,000

		72,727,530

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Schedule of Investments	November 30, 2011 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 105.3%(1) — (Continued)	Shares	Fair Value

Propane — 1.5% (1)
United States — 1.5%(1)
NGL Energy Partners, L.P.	175,000	$3,759,000

Total Master Limited Partnerships and Related Companies (Cost $258,862,057)		$269,136,041

PREFERRED STOCK — 2.5%(1)
Crude Oil/Refined Products Pipelines and Storage — 2.5%(1)
United States — 2.5%(1)
Blueknight Energy Partners, L.P.(5)	757,519	$6,438,911

Shipping — 3.1%(1)
Republic of the Marshall Islands — 3.1%(1)
Seaspan Corp.	300,000	7,935,000

Total Preferred Stock (Cost $13,584,067)		$14,373,911

SENIOR NOTES — 5.4%(1)	Principal Amount
Crude/Natural Gas Production — 3.7%(1)
United States — 3.7%(1)
Breitburn Energy Partners, L.P., 8.625%, due 10/15/2020	$2,500,000	$2,521,875
Eagle Rock Energy Partners, L.P., 8.375%, due 06/01/2019(2)	5,000,000	4,975,000
Linn Energy, LLC, 7.750%, due 02/01/2021	2,000,000	2,010,000

		9,506,875

Crude/Refined Products Pipelines and Storage — 0.4%(1)
United States — 0.4%(1)
Genesis Energy, L.P., 7.875%, due 12/15/2018	1,000,000	980,000

Natural Gas Gathering/Processing — 1.3%(1)
United States — 1.3%(1)
Regency Energy Partners, L.P., 9.375%, due 06/01/2016	2,000,000	2,200,000
Targa Resources Partners, L.P., 8.250%, due 07/01/2016	200,000	210,000
Targa Resources Partners, L.P., 7.875%, due 10/15/2018	250,000	261,250
Targa Resources Partners, L.P., 6.875%, due 02/01/2021(2)	600,000	603,000

		3,274,250

Total Senior Notes (Cost $13,279,830)		$13,761,125

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Schedule of Investments	November 30, 2011 — (Continued)

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 0.8%(1)	Shares	Fair Value
United States — 0.8%(1)
AIM Short-Term Treasury Portfolio Fund – Institutional Class, 0.00%(3)	421,121	$421,121
Fidelity Government Portfolio Fund – Institutional Class, 0.01%(3)	421,121	421,121
First American Treasury Obligations Fund – Class A, 0.00%(3)	421,120	421,120
First American Treasury Obligations Fund – Class Y, 0.00%(3)	421,120	421,120
First American Treasury Obligations Fund – Class Z, 0.00%(3)	421,120	421,120

Total Short-Term Investments (Cost $2,105,602)		$2,105,602

TOTAL INVESTMENTS — 117.1%(1) (COST $287,831,556)		$299,376,679
Liabilities in Excess of Other Assets — (17.1)%(1)		(43,629,656)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$255,747,023

SCHEDULE OF SECURITIES SOLD SHORT	Shares
Exchange Traded Notes and Funds — (16.0)%(1)
United States — (16.0)%(1)
Credit Suisse Cushing 30 MLP Index ETN	394,000	$9,266,880
J.P. Morgan Alerian MLP Index ETN	496,000	18,312,320
SPDR S&P 500 ETF	105,800	13,236,638

TOTAL SECURITIES SOLD SHORT — (16.0)%(1) (PROCEEDS $38,523,774)		$40,815,838

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Restricted securities represent a total fair value of $5,578,000, which represents 2.2% of net assets.

(3)	Rate reported is the current yield as of November 30, 2011.

(4)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(5)	No distribution or dividend was made during the period ended November 30, 2011. As such, it is classified as a non-income producing security as of November 30, 2011.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Assets & Liabilities

November 30, 2011

Assets
Investments, at fair value (cost $287,831,556)	$299,376,679
Cash	69,125,753
Receivable for investments sold	1,396,193
Distributions and dividends receivable	17,309
Interest receivable	427,606
Prepaid expenses and other assets	73,013

Total assets	370,416,553

Liabilities
Securities sold short, at fair value (proceeds $38,523,774)	40,815,838
Payable to Adviser	434,693
Distributions and dividends payable	374,746
Short-term borrowings	72,800,000
Accrued interest expense	3,678
Accrued expenses and other liabilities	240,575

Total liabilities	114,669,530

Net assets applicable to common stockholders	$255,747,023

Net Assets Applicable to Common Stockholders Consist of Capital stock, $0.001 par value; 33,054,942 shares issued and outstanding (unlimited shares authorized)	$33,055
Additional paid-in capital	305,863,202
Undistributed net investment income, net of income taxes	891,974
Accumulated realized loss, net of income taxes	(60,294,267)
Net unrealized gain on investments, net of income taxes	9,253,059

Net assets applicable to common stockholders	$255,747,023

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$7.74

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Operations

Fiscal Year Ended November 30, 2011

Investment Income
Distributions received from master limited partnerships	$26,479,761
Less: return of capital on distributions	(24,593,315)

Distribution income from master limited partnerships	1,886,446
Dividends from common stock (net of foreign taxes withheld of $36,325)	5,976,120
Interest income	1,128,473
Other income	18,038

Total Investment Income	9,009,077

Expenses
Advisory fees	4,822,578
Stock loan fees	1,399,130
Professional fees	358,654
Administrator fees	238,417
Registration fees	170,145
Filing fees	157,764
Trustees’ fees	109,707
Reports to stockholders	99,488
Fund accounting fees	71,972
Custodian fees and expenses	39,860
Transfer agent fees	26,590
Other expenses	157,090

Total Expenses before Interest and Dividend Expense	7,651,395

Interest expense	677,213
Dividend expense	417,130

Net Expenses	8,745,738

Net Investment Income	263,339

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	61,025,171
Net realized loss on securities sold short	(2,057,690)
Net realized gain on written options	1,639,537
Net realized loss on purchased options	(3,032,226)

Net realized gain on investments	57,574,792

Net change in unrealized depreciation of investments	(57,930,155)

Net Realized and Unrealized Gain (Loss) on Investments	(355,363)

Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(92,024)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statements of Changes in Net Assets

	Fiscal Year Ended November 30, 2011	Fiscal Year Ended November 30, 2010
Operations
Net investment income	$263,339	$2,296,691
Net realized gain on investments	57,574,792	1,539,215
Net change in unrealized appreciation (depreciation) of investments	(57,930,155)	46,302,472

Net increase (decrease) in net assets applicable to common stockholders resulting from operations	(92,024)	50,138,378

Dividends and Distributions to Common Stockholders
Net investment income	(413,480)	—
Return of capital	(20,260,528)	(18,332,242)

Total dividends and distributions to common stockholders	(20,674,008)	(18,332,242)

Capital Share Transactions
Proceeds from issuance of 6,900,000 and 14,475,000 common shares from offerings, net of offering costs of $0 and $615,000, respectively	66,240,000	110,189,000
Issuance of 240,532 and 191,812 common shares from reinvestment of distributions to stockholders, respectively	2,270,680	1,495,837

Net increase in net assets applicable to common stockholders from capital share transactions	68,510,680	111,684,837

Total increase in net assets applicable to common stockholders	47,744,648	143,490,973
Net Assets
Beginning of fiscal year	208,002,375	64,511,402

End of fiscal year	$255,747,023	$208,002,375

Undistributed net investment income at the end of the fiscal year	$891,974	$628,635

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Cash Flows

Fiscal Year Ended November 30, 2011

Operating Activities
Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(92,024)
Adjustments to reconcile decrease in the net assets applicable to common stockholders to net cash used in operating activities
Net change in unrealized depreciation of investments	57,930,155
Purchases of investments	(866,868,807)
Proceeds from sales of investments	821,396,727
Proceeds from investments sold short	247,352,987
Purchases to cover investments sold short	(210,886,902)
Proceeds from option transactions, net	13,057,144
Return of capital on distributions	24,593,315
Net realized gains on sales of investments	(57,574,792)
Net purchases of short-term investments	(1,921,972)
Net accretion/amortization of senior notes’ premiums/discounts	(63,081)
Changes in operating assets and liabilities
Receivable for investments sold	3,876,003
Interest receivable	(24,899)
Distributions and dividends receivable	980,586
Prepaid and other assets	(20,095)
Payable to Adviser	124,385
Distributions and dividends payable	374,746
Payable for investments purchased	(8,385,730)
Accrued interest expense	(436,895)
Accrued offering expense	(147,605)
Accrued expenses and other liabilities	31,918

Net cash provided by operating activities	23,295,164

Financing Activities
Proceeds from borrowing facility	278,000,000
Repayment of borrowing facility	(275,000,000)
Common Stock Issuance, net of underwriting and other direct costs	7,141
Additional paid-in capital from Common Stock Issuance	66,232,859
Dividends paid to common stockholders	(24,234,070)

Net cash provided by financing activities	45,005,930

Increase in Cash and Cash Equivalents	68,301,094
Cash and Cash Equivalents:
Beginning of fiscal year	824,659

End of fiscal year	$69,125,753

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$1,114,109
Taxes Paid	$270,383
Additional paid-in capital from Dividend Reinvestment	$2,270,680

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Financial Highlights

	Fiscal Year Ended November 30, 2011	Fiscal Year Ended November 30, 2010	Fiscal Year Ended November 30, 2009	Fiscal Year Ended November 30, 2008	Period from August 27, 2007(1) through November 30, 2007
Per Common Share Data(2)
Net Asset Value, beginning of period	$8.03	$5.74	$3.98	$18.17	$—
Public offering price	—	—	—	—	20.00
Offering costs on issuance of common shares	—	(0.05)	(0.01)	—	(0.94)
Income from Investment Operations:
Net investment income	0.68	1.07	1.09	1.15	0.30
Net realized and unrealized gain (loss) on investments	(0.29)	2.17	1.69	(14.05)	(0.89)

Total increase (decrease) from investment operations	0.39	3.24	2.78	(12.90)	(0.59)

Less Distributions to Common Stockholders:
Net investment income	(0.01)	—	—	—	—
Return of capital	(0.67)	(0.90)	(1.01)	(1.29)	(0.30)

Total distributions to common stockholders	(0.68)	(0.90)	(1.01)	(1.29)	(0.30)

Net Asset Value, end of period	$7.74	$8.03	$5.74	$3.98	$18.17

Per common share fair value, end of period	$9.43	$9.42	$7.37	$10.36	$16.71

Total Investment Return Based on Fair Value(4)	7.48%	42.26%	(16.89)%	(31.18)%	(14.84	)%(3)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Financial Highlights — (Continued)

	Fiscal Year Ended November 30, 2011	Fiscal Year Ended November 30, 2010	Fiscal Year Ended November 30, 2009	Fiscal Year Ended November 30, 2008	Period from August 27, 2007(1) through November 30, 2007
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$255,747	$208,002	$64,511	$37,779	$159,103
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets before waiver(5)(6)	3.39%	3.08%	4.32%	5.18%	(4.53)%
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets after waiver(5)(6)	3.39%	3.05%	3.74%	4.75%	(5.18)%
Ratio of expenses (excluding current and deferred income tax benefit/expense) to average net assets before waiver(5)(6)(7)	3.39%	3.08%	4.32%	2.99%	2.69%
Ratio of expenses (excluding current and deferred income tax benefit/expense) to average net assets after waiver(5)(6)(7)	3.39%	3.05%	3.74%	2.56%	2.04%
Ratio of net investment income (loss) to average net assets before waiver(5)(6)(7)	0.10%	1.66%	0.22%	(1.93)%	(0.48)%
Ratio of net investment income (loss) to average net assets after waiver(5)(6)(7)	0.10%	1.69%	0.80%	(1.49)%	0.17%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, before waiver(5)(6)	0.10%	1.66%	0.22%	(4.12)%	6.74%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, after waiver(5)(6)	0.10%	1.69%	0.80%	(3.69)%	7.39%
Portfolio turnover rate	240.55%	300.70%	526.39%	95.78%	15.15%

(1)	Commencement of Operations

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Not Annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)

Not Annualized. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commission.

(5)	Annualized for periods less than one full year.

(6)

For the fiscal year ended November 30, 2011, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2010, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2009, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2008, the Fund accrued $3,153,649 in net current and deferred tax expense. For the period from August 27, 2007 through November 30, 2007, the Fund accrued $3,153,649 in net current and deferred income tax benefit.

(7)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Notes to Financial Statements

November 30, 2011

1.    Organization

The Cushing MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, Cushing MLP Asset Management, LP (the “Adviser”) utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts are reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security is secured by collateral deposited with the broker-dealer. The Fund also is required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The fair value of securities sold short was $40,815,838 at November 30, 2011.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the fiscal year ended November 30, 2011, the Fund has estimated approximately 5% of the distributions to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on an accrual basis.

D.  Dividends and Distributions to Stockholders

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended November 30, 2011, the Fund’s dividends and distributions were expected to be comprised of 98% return of capital and 2% of ordinary income. The tax character of distributions paid for the fiscal year ended November 30, 2011 will be determined in early 2012.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. As of November 30, 2011, the Fund’s federal tax returns for the previous three fiscal year ends remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in purchased options contracts for the year ended November 30, 2011, are as follows:

Contracts
Outstanding at December 1, 2010	—
Options purchased	83,600
Options sold	(78,300)
Options expired	(5,300)

Outstanding at November 30, 2011	—

Transactions in written options contracts for the year ended November 30, 2011, are as follows:

	Contracts	Premiums
Outstanding at December 1, 2010	—	$—
Options written	70,900	11,013,878
Options covered	(62,150)	(10,735,062)
Options expired	(8,750)	(278,816)

Outstanding at November 30, 2011	—	$—

The average monthly fair value of purchased and written options during the year ended November 30, 2011 were $1,181,704 and $500,258, respectively.

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2011:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	($3,032,226)	$1,639,537	($1,392,687)

J.  Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and

Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating these amendments and does not believe they will have a material impact on the Fund’s financial statements.

3.    Concentrations of Risk

The Fund’s investment objective is to seek to produce current income and capitalization. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments; up to 50% of its managed assets in securities of MLPs and other natural resource companies that are not publicly traded, or that are otherwise restricted securities; up to 20% of its managed assets in securities of companies that are not MLPs, including other natural resource companies, and U.S. and non-U.S. issuers that may not constitute other natural resource companies; and up to 20% of its managed assets in debt securities of MLPs, other natural resource companies and other issuers.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Adviser to the Fund. The Adviser earned $4,822,578 in advisory fees for the fiscal year ended November 30, 2011.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $100,000,000 of the Fund’s managed assets, 0.05% on the next $200,000,000 of managed assets and 0.04% on the balance of the Fund’s managed assets, with a minimum annual fee of $40,000.

Computershare Trust Fund, N.A. serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2011, are as follows:

Deferred tax assets:
Net operating loss carryforward	$4,078,734
Capital loss carryforward	19,086,551

Total deferred tax assets	23,165,285
Valuation allowance	(19,206,161)

Net deferred tax asset after valuation allowance	3,959,124
Less Deferred tax liabilities:
Net unrealized appreciation on investments in securities	3,959,124

Net deferred tax asset	$—

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2007	$—	NA
November 30, 2008	1,352,205	November 30, 2028
November 30, 2009	2,229,133	November 30, 2029
November 30, 2010	—	NA
November 30, 2011	6,337,535	November 30, 2031

Total	$9,918,873

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2007	$—	NA
November 30, 2008	—	NA
November 30, 2009	48,783,466	November 30, 2014
November 30, 2010	5,173,355	November 30, 2015
November 30, 2011	—	NA

Total	$53,956,821

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As such, for the fiscal year ended

November 30, 2011, the Fund used capital loss carryforwards of $698,608, $64,139,173, and $1,580,195 to offset its capital gains from the fiscal year ended November 30, 2007, November 30, 2008, and November 30, 2009, respectively. Capital losses may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2014. Net operating losses can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2028.

The Fund has recorded a valuation allowance for the full amount of the deferred tax asset as the Fund believes it is more likely than not that the asset will not be utilized.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the fiscal year ended November 30, 2011, as follows:

Application of statutory income tax rate	$120,689
Change in state tax rate used to determine deferred tax	(442,375)
Change in valuation allowance	321,686

Total tax expense	$—

The increase in the valuation allowance was due to an increase in the net deferred tax asset of $321,686 during the fiscal year ended November 30, 2011. All federal and state tax amounts above are deferred balances and there were no current balances for federal or state taxes in the current year.

At November 30, 2011, the tax cost basis of investments was $247,368,574 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$47,305,185
Gross unrealized depreciation	(36,112,932)

Net unrealized appreciation	$11,192,253

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United

States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at November 30, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Equity Securities
Master Limited Partnerships and Related Companies(a)	$269,136,041	$269,136,041	$—	$—
Preferred Stock(a)	14,373,911	14,373,911	—	—

Total Equity Securities	283,509,952	283,509,952	—	—

Notes
Senior Notes(a)	13,761,125	—	13,761,125	—

Total Notes	13,761,125	—	13,761,125	—

Other
Short-Term Investments	2,105,602	2,105,602	—	—

Total Other	2,105,602	2,105,602	—	—

Total Assets	$299,376,679	$285,615,554	$13,761,125	$—

Liabilities
Exchange Traded Notes and Funds	$40,815,838	$40,815,838	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the fiscal year ended November 30, 2011.

There were no transfers between any levels during the fiscal year ended November 30, 2011.

7.    Investment Transactions

For the fiscal year ended November 30, 2011, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $866,868,807 and $821,396,727 (excluding short-term securities), respectively and made purchases to cover investments sold short and received proceeds from investments sold short in the amount of $210,886,902 and $247,352,987, respectively. The Fund purchased (at cost) and sold and covered options (proceeds) in the amount of $29,393,044 and $41,594,977, respectively. The Fund sold written options (proceeds) and covered written options (at cost) in the amount of $11,013,878 and $10,158,667, respectively.

8.    Common Stock

The Fund has unlimited shares of capital stock authorized and 33,054,942 shares outstanding at November 30, 2011. Transactions in common stock for the fiscal years ended November 30, 2010 and 2011 were as follows:

Shares at November 30, 2009	11,247,598
Shares sold through additional offerings	14,475,000
Shares issued through reinvestment of distributions	191,812

Shares at November 30, 2010	25,914,410
Shares sold through additional offerings	6,900,000
Shares issued through reinvestment of distributions	240,532

Shares at November 30, 2011	33,054,942

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with Credit Suisse. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which approximates LIBOR plus 0.30%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the fiscal year ended November 30, 2011 was approximately $98,274,000 and 0.68%, respectively. At November 30, 2011, the principal balance outstanding was $72,800,000 and accrued interest expense was $3,678.

10.    Subsequent Events

On December 15, 2011, the Fund issued 63,574 shares through its dividend reinvestment plan. After these share issuances, the Fund’s total common shares outstanding were 33,118,516.

11.    Change in Independent Registered Public Accounting Firm (Unaudited)

The Fund engaged Ernst & Young, LLP (“E&Y”) as the independent registered public accounting firm for the fiscal year ending November 30, 2011. E&Y replaces Deloitte & Touche, LLP (“Deloitte”), the Fund’s previous independent registered public accounting firm. The change in accountants was approved by the Audit Committee of the Board of Trustees on November 18, 2011. During the periods that Deloitte served as the Fund’s independent registered public accounting firm and through November 18, 2011, Deloitte’s audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements between the Fund and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The Cushing® MLP Total Return Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of The Cushing MLP Total Return Fund:

We have audited the accompanying statement of assets and liabilities of The Cushing MLP Total Return Fund (the Fund), including the schedule of investments, as of November 30, 2011, and the related statement of operations, statement of changes in net assets, statement of cash flows, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2010, and the financial highlights for each of the four periods in the period then ended were audited by other auditors whose report dated January 27, 2011, expressed an unqualified opinion on the statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing MLP Total Return Fund at November 30, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

January 27, 2012

The Cushing® MLP Total Return Fund

Trustees and Officers (Unaudited)

November 30, 2011

Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Board of Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2007	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser) and Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to present). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	2	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2007	Private Investor.	2	None

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating, Corporate Governance and Compensation Committee	Trustee since 2007	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	2	Dorchestor Minerals, L.P. (2008 to present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Interested Trustees

Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2007	Managing Partner of the Investment Adviser and founder of Swank Capital, LLC (2000 to present).	2	E-T Energy Ltd. (2008 to present).

Executive Officers

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years
John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010	Chief Financial Officer (“CFO”) of the Investment Adviser (2010 –present); Previously, CAO of NGP Energy Capital Management (2007 –2009); COO of Spinnerhawk Capital Management, L.P. (2005 –2007).

Daniel L. Spears (1972)	Executive Vice President and Secretary	Officer since 2010	Partner and portfolio manager of the Investment Adviser (2006 –present); Previously, Investment banker at Banc of America Securities, LLC (1998 to 2006).

Barry Y. Greenberg (1963)	Chief Compliance Officer	Officer since 2010	General Counsel and Chief Compliance Officer (“CCO”)
of the Adviser; Partner at Akin Gump Strauss Hauer &
Feld LLP (2005 –2010); Vice President, Legal, Compliance & Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).

(1)

After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. McMillan and Swank are expected to stand for re-election in 2012, Mr. Trout in 2013, and Mr. Bruce in 2014.

(2)

The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Adviser serves as investment adviser. As of November 30, 2011, there were two funds in the Fund Complex.

(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

The Cushing® MLP Total Return Fund

Additional Information (Unaudited)

November 30, 2011

Trustee and Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the fiscal year ended November 30, 2011, the aggregate compensation paid by the Fund to the independent trustees was $106,500. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund at (214)-692-6334, on the Fund’s Web site at www.srvfund.com, and on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2011 is available to stockholders by visiting the SEC’s Web site at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. and/or Computershare Inc. (together, the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the

Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent, or by contacting the Plan Agent via their website at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee (currently $0.03) incurred in connection with open-market purchases. There is no direct transaction fee to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a transaction fee payable by the participants. Participants who request a sale of shares through the Plan Agent are subject to a $15.00 sales transaction fee and pay a per share fee of $0.12 per share sold. All per share fees include any brokerage commissions the Plan Agent is required to pay.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 43078, Providence, RI 02940-3078, by calling the Plan Agent at 1-800-662-7232 or at the Plan Agent’s website, www.computershare.com/investor.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

The Cushing® MLP Total Return Fund

Board Approval of Investment

Management Agreement

November 30, 2011

On July 27, 2011, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing MLP Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser, including, among other things, comparative information about the fees and expenses and performance of certain other closed-end funds. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement with the Adviser. The Board of Trustees reviewed certain background materials supplied by the Adviser in response to a questionnaire furnished by the Fund; including the Adviser’s Form ADV. The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including a review of the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund,

as well as the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments. The Board of Trustees also considered the management services provided by the Adviser to the Fund under the Agreement, including the Adviser’s agreement to, among other things, conduct business affairs with certain service providers of the Fund, prepare shareholder communications and reports for the Fund and the Board of Trustees, and provide office space, personnel and equipment for use by the Fund.

The Board of Trustees also reviewed the Fund’s and the Adviser’s compliance-related materials and noted that it had received reports from the Adviser concerning these services and all compliance issues relating to the Fund and the Adviser at each regular Board of Trustees meeting throughout the year.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees considered information provided by the Adviser concerning the costs relating to, and its profitability from, the Adviser’s relationship with the Fund. The Board of Trustees reviewed and considered the contractual and actual advisory fee annual rate of 1.25% of the Fund’s average weekly managed total assets paid by the Fund to the Adviser in light of the extent and quality of the advisory services provided by the Adviser.

The Board of Trustees received and considered information comparing the Fund’s contractual advisory fee and overall expenses with those of (a) funds in the Fund’s peer group of closed-end, energy/MLP focused funds and (b) with other products managed by the Adviser and its affiliates, including several unregistered collective investment vehicles.

The Board of Trustees recognized that the Adviser and its affiliates receive certain benefits from the Adviser’s relationship with the Fund. The Board of Trustees acknowledged certain benefits to the reputations of the Adviser and its affiliates, as well to that of the Fund, from the association of the Adviser and the Fund with each other. The Board of Trustees acknowledged that affiliates of the Adviser were not engaged as service providers to the Fund. The Board of Trustees was provided information about the consideration by the Adviser, in some instances of its selection of brokers for the Fund’s portfolio transactions, of certain research provided by brokers if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Adviser or to the Fund.

Based on such materials, the Board of Trustees concluded that while the investment advisory fees to be received by the Adviser with respect to the Fund and the total expense ratios were at the higher end, they were generally comparable to others within the Fund’s peer group, taking into account factors such as the relative size of the Fund.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. In preparation for the July 27, 2011 meeting, the Board of Trustees was provided with reports prepared by the Adviser, which included a comprehensive analysis of the Fund’s performance. The Board of Trustees received and considered the year-to-date, one-year and since inception total return performance of the Fund, both on a net asset value basis and a market price basis, compared against various indices in the MLP sector and other products managed by the Adviser or an affiliate of the Adviser. The Board of Trustees also discussed the continuing effect of the deferred tax asset on Fund performance. The Board of Trustees noted that, in general, the recent performance of the Fund was generally comparable to, and in some periods better than, the performance of the relevant indices in the MLP sector, but the deferred tax asset treatment had continued to have a significant skewing effect on comparability of performance since inception.

Other Considerations

The Board of Trustees was presented with financial information of the Adviser, including the profits realized by the Adviser, if any, in connection with the operation of the Fund and concluded that such profits were not unreasonable.

The Board of Trustees also concluded that the relatively small size of the Fund did not presently permit for economies of scale in the Adviser’s provision of services to the Fund; and there were no other material benefits accruing to the Adviser in connection with its relationship with the Fund, although the Adviser may receive some marketing benefits from the publicly registered status of the Fund.

Conclusion

The Board of Trustees noted that no single factor or any particular information was controlling, and did not identify the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was in the best interests of the Fund and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® MLP Total Return Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

OFFICERS

Jerry V. Swank

Chief Executive Officer and President

Daniel L. Spears

Executive Vice President and Secretary

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer

INVESTMENT ADVISER

Cushing®  MLP Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

THE CUSHING® MLP  TOTAL RETURN FUND

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 www.srvfund.com www.swankcapital.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-214-692-6334.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2011	FYE 11/30/2010
Audit Fees	67,000	73,135
Audit-Related Fees	None	None
Tax Fees	18,000	61,868
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP for the fiscal year ended November 30, 2011 and Deloitte & Touche LLP for the fiscal year ended November 30, 2010 applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2011	FYE 11/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, not including a sub-adviser, if any) for the last two years. The audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2011	FYE 11/30/2010
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Brian R. Bruce, Mr. Edward N. McMillan and Mr. Ron P. Trout.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing MLP Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank, Daniel L. Spears and Judd B. Cryer (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio manager as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years

Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner of the Investment Adviser since 2003.

Daniel L. Spears	Executive Vice President since 2010	Partner and portfolio manager of the Investment Adviser since 2006.

Judd B. Cryer	Vice President.	Senior Vice President and Research Analyst of the Investment Adviser since 2005.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2011:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Jerry V. Swank
Registered investment companies	2	$415,212,602	0	$0
Other pooled investment vehicles	5	$676,195,443	5	$676,195,443
Other accounts	0	$0	0	$0
Daniel L. Spears
Registered investment companies	2	$415,212,602	0	$0
Other pooled investment vehicles	1	$108,402,525	1	$108,402,525
Other accounts	0	0	0	0
Judd B. Cryer
Registered investment companies	2	$415,212,602	0	$0
Other pooled investment vehicles	1	$12,147,628	0	$0
Other accounts	2	$139,184,549	0	$0

(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, the Affiliated Funds, in which The Cushing MLP Total Return Fund (the “Fund”) will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the Fund’s. Situations may occur where the Fund could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limits on the size of the Fund’s position, or difficulty in liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the Fund’s Board of Trustees and its officers have a fiduciary obligation to act in the Fund’s best interest.

The Fund’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

The Investment Adviser manages several private managed accounts. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the Fund’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the Fund.

Investment decisions for the Fund are made independently from those of other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the Fund.

The Fund’s investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment Adviser evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Investment Adviser will fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the Fund in which the Fund cannot invest because of the particular allocation method being used for that investment.

Under the Investment Company Act of 1940 (the “1940 Act”), the Fund and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.

(a)(3) As of November 30, 2011:

Compensation

Messrs. Swank, Spears and Cryer are compensated by the Investment Adviser. Messrs. Swank and Spears are principals of the Investment Adviser and are compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Messrs. Swank, Spears and Cryer, including the Affiliated Funds, have investment strategies that are similar to the Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4) As of November 30, 2011:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Jerry V. Swank	$ 500,001 –1,000,000
Daniel L. Spears	$10,001-50,000
Judd B. Cryer	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 06/01/2011-06/30/2011	0	0	0	0

Month #2 07/01/2011-07/31/2011	0	0	0	0

Month #3 08/01/2011-08/31/2011	0	0	0	0

Month #4 09/01/2011-09/30/2011	0	0	0	0

Month #5 10/01/2011-10/31/2011	0	0	0	0

Month #6 11/01/2011-11/30/2011	0	0	0	0

Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 7, 2011.

(b)	(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(c)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing MLP Total Return Fund

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	February 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	February 3, 2012

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	February 3, 2012